EXHIBIT 99.1

Media Contact:    Stevi Wara
Diamond Resorts Corporation
Tel: 702.823.7069; Fax: 702.684.8705
media@diamondresorts.com

Investors:    Erica Bartsch
Sloane & Company
Tel: 212-446-1875
ebartsch@sloanepr.com

Diamond Resorts International Completes Acquisition of Intrawest Resort Club Group
Addition of Club Intrawest adds nine new resorts to Diamond Resorts portfolio

LAS VEGAS, Nev., (January 29, 2016) – Diamond Resorts International, Inc. (NYSE:DRII), announced today that it has completed the previously disclosed acquisition of the vacation ownership business of Intrawest Resort Club Group from Intrawest Resort Holdings, Inc.

David Palmer, President and Chief Executive Officer, Diamond Resorts International, said, “We are pleased to have completed this acquisition. We welcome Club Intrawest members to the Diamond Resorts family and are committed to providing them with the best vacation experiences possible. We are confident that this acquisition provides significant value to our members and is an effective allocation of capital to generate superior shareholder returns.”

“With the completion of the acquisition, we are excited to enter a new chapter for Club Intrawest as part of the portfolio of resorts managed by Diamond Resorts”, said Trevor Bruno, President of Intrawest Resort Club Group. “We believe that this transition will enhance our members’ vacation experience and add even more value to their membership.”

The transaction includes the management contracts with Club Intrawest, the current balance of notes receivable, approximately four acres of undeveloped land, and the current balance of points available for sale.

Club Intrawest consists of nine resorts across North America and more than 22,000 members. Resort locations include:

•	Vancouver, British Columbia

•	Ucluelet, British Columbia

•	Whistler, British Columbia

•	Panorama, British Columbia

•	Blue Mountain, Ontario

•	Tremblant, Quebec

•	Palm Desert, California

•	Sandestin, Florida

•	Zihuatanejo, Mexico

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements, including statements related to the closing of the transaction discussed in this release and the performance of the acquired business.  These forward-looking statements are covered by the “Safe Harbor for Forward-Looking Statements” provided by the Private Securities Litigation Reform Act of 1995.  These statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or other similar statements, but these words are not the exclusive means for identifying such statements.  Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from those in the forward-looking statements include: general economic conditions, the economic environment for the hospitality industry, our ability to maintain an optimal inventory of vacation ownership interests, and risks associated with this acquisition, including any difficulty in integrating operations and personnel, disruption of ongoing business and increased expenses, as well as the risks described in Diamond’s filings with the United States Securities and Exchange Commission including Diamond’s Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K.  Given the risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements.  These forward-looking statements are made only as of the date hereof.  Except as expressly required by the federal securities laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

About Diamond Resorts International®
Diamond Resorts International® (NYSE: DRII), with its network of more than 350 vacation destinations located in 34 countries throughout the continental United States, Hawaii, Canada, Mexico, the Caribbean, South America, Central America, Europe, Asia, Australasia and Africa, provides guests with choice and flexibility to let them create their dream vacation, whether they are traveling an hour away or around the world. Our relaxing vacations have the power to give guests an increased sense of happiness and satisfaction in their lives, while feeling healthier and more fulfilled in their relationships, by enjoying memorable and meaningful experiences that let them Stay Vacationed.™

Diamond Resorts International® manages vacation ownership resorts and sells vacation ownership points that provide members and owners with Vacations for Life® at over 350 managed and affiliated properties and cruise itineraries.
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